UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 3, 2021

INDAPTUS THERAPEUTICS, INC.

(formerly Intec Parent, Inc.)

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor
New York	10019
(Address of principal executive offices)	(Zip Code)

(347) 480 - 9760
(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Completion of the Decoy Merger

On August 3, 2021, Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.), a Delaware corporation (the “Company”), completed its business combination with Decoy Biosystems, Inc., a Delaware corporation (“Decoy”) following the satisfaction or waiver of the conditions set forth in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 15, 2021 among the Company, Intec Pharma Ltd., an Israeli company and wholly owned subsidiary of the Company (“Intec Israel”), and Dillon Merger Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”) pursuant to which Merger Sub merged with and into Decoy, with Decoy surviving as a wholly owned subsidiary of the Company (the “Merger”).

Also, in connection with the Merger, the Company changed its name from “Intec Parent, Inc.” to “Indaptus Therapeutics, Inc.” and the business conducted by Decoy became the business conducted by the Company, which is a pre-clinical stage biotech company developing a novel and patented systemically-administered anti-cancer and anti-viral immunotherapy. For a further description of Decoy’s business, see the section “Business of Decoy” in the registration statement on Form S-4, as amended (File No. 333-255389), filed with the Securities and Exchange Commission (“SEC”) on May 12, 2021 (the “Registration Statement”).

At the effective time of the Merger, each outstanding share of Decoy common stock, par value $0.001 per share (the “Decoy Common Stock”) (including shares issuable upon the conversion of Decoy SAFEs (Simple Agreements for Future Equity) and Decoy preferred stock, par value $0.001 per share, into Decoy Common Stock)) converted into 2.654353395 shares of Company common stock, par value $0.01 per share (the “Company Common Stock”). In addition, at the effective time of the Merger, each outstanding and unexercised Decoy stock option converted into a stock option exercisable for that number of shares of common stock of the Company subject to such option and the exercise price being appropriately adjusted to reflect the exchange ratio. Immediately following closing of the Merger there are 5,405,963 shares of Company common stock outstanding, with pre-merger Decoy shareholders owning approximately 65.6% and pre-merger Intec Israel shareholders owning approximately 34.4% of the Company. The figures above do not give effect to shares issuable upon the exercise of outstanding Indaptus warrants or options. Assuming the exercise in full of the pre-funded warrants sold in the Private Placement (as described below), there would be 8,133,236 shares of Indaptus common stock outstanding.

The Company’s shares of common stock commenced trading at market open on August 4, 2021 on the Nasdaq Capital Market under the name “Indaptus Therapeutics, Inc.” and ticker symbol “INDP” and under the new CUSIP 45339J 105.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Annex A to the Registration Statement, and as Exhibit 2.1 to Intec Israel’s Current Report on Form 8-K filed on March 15, 2021.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger and the previously announced domestication merger (which was consummated on July 27, 2021 and was one of the closing conditions of the Merger), after which Intec Israel became a wholly owned subsidiary of the Company, a request was made for the Nasdaq Stock Market LLC to file with the Securities and Exchange Commission an application on Form 25 to delist and deregister the ordinary shares of Intec Israel under Section 12(b) of the Securities Exchange Act of 1934, as amended. The Form 25 was filed on August 3, 2021 and will become effective 10 days following its filing.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of this Current Report on Form 8-K, the information under Item 8.01 of this Current Report on Form 8-K regarding the closing of the Private Placement is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

For accounting purposes, the Merger is treated as a reverse acquisition and, as such, the December 31, 2020 and 2019 financial statements of the accounting acquirer, Decoy, which have been audited by Haskell & White LLP (“H&W”), an independent registered public accounting firm, will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

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The Company expects the Audit Committee of the Company’s board of directors to approve the dismissal of Kesselman & Kesselman, Certified Public Accountant (Isr.), a member firm of PricewaterhouseCoopers International Limited, an independent registered public accounting firm (“PWC”), as the Company’s independent registered public accounting firm, to be effective upon filing with the SEC of the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2021, and to engage H&W as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2021, which will reflect Decoy as the accounting acquirer. As of the date hereof, no decision has been made as to a change in the independent registered public accounting firm and the Company will file a Current Report on 8-K within four business days of such decision.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Following the closing of the Merger, each of Michael Newman, Ph.D., Hoonmo Lee and Brian O’Callaghan were appointed as directors of the Company. As a result, the Company’s board of directors consists of a total of eight directors, with Hila Karah and Hoonmo Lee serving as Class I directors, with a term expiring at the Company’s annual meeting of stockholders to be held in 2022, Anthony J. Maddaluna, Brian O’Callaghan and William B. Hayes serving as Class II directors, with a term expiring at the Company’s annual meeting of stockholders to be held in 2023, and Jeffrey A. Meckler, Michael Newman, Ph.D. and Dr. Roger Pomerantz serving as Class III directors, with a term expiring at the Company’s annual meeting of stockholders to be held in 2024. Dr. Roger Pomerantz serves as the Company’s Chairman of the Board.

In addition, Brian O’Callaghan was appointed to the Audit Committee replacing Dr. Roger Pomerantz, such that the Audit Committee is comprised of William B. Hayes (Chair), Hila Karah and Brian O’Callaghan; Hoonmo Lee was appointed to the Compensation Committee such that the Compensation Committee is comprised of Anthony J. Maddaluna (Chair), William B. Hayes and Hoonmo Lee; Brian O’Callaghan was appointed to the Nominating Committee as Chair replacing Dr. Roger Pomerantz such that the Nominating Committee is comprised of Brian O’Callaghan (Chair), Anthony J. Maddaluna and Hila Karah.

Officers

Following the closing of the Merger, Michael Newman, Ph.D. was appointed as Chief Scientific Officer. Jeffrey A. Meckler, Nir Sassi and Walt Linscott continue to serve in their roles as Chief Executive Officer, Chief Financial Officer and Chief Business Officer, respectively. There are no family relationships among any of the Company’s directors and executive officers.

Biographical information regarding each of the newly appointed directors and executive officer is included in “Directors and Officers of Combined Company following the Merger” in the Registration Statement and is incorporated herein by reference.

Employment Agreements

Following the closing of the Merger, the Company entered into employment agreements with each of Jeffrey A. Meckler, Michael J. Newman, Ph.D., and Walt Linscott and entered into a services agreement with Nir Sassi.

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Meckler Employment Agreement

Jeffrey Meckler entered into an employment agreement with the Company (the “Meckler Employment Agreement”), which supersedes and replaces his employment agreement dated December 11, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as Chief Executive Officer of the Company following completion of the Merger. The Meckler Employment Agreement provides for an annual base salary of $540,000, subject to review for an upward adjustment on at least an annual basis. Mr. Meckler is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s board of directors on an annual basis.

On August 4, 2021, the Company granted to Mr. Meckler options to purchase 375,000 shares of the Company’s common stock under the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). The foregoing options have an exercise price of $8.87 per share, have a 10-year term and, subject to Mr. Meckler’s continued employment with the Company on the vesting date, one-third vest in 12 months from the grant date and the remaining options vest in equal amounts quarterly over the following 24 months.

Mr. Meckler’s employment is on an at-will basis and both the Company and Mr. Meckler have the right to terminate the agreement and his employment at any time, subject to certain notice requirements described therein. The Meckler Employment Agreement may terminate upon the earliest to occur of (i) termination by the Company without cause, subject to 30 days’ written notice, (ii) immediate termination by the Company for cause (in some cases subject to a reasonable cure period, if susceptible to cure), (iii) termination by Mr. Meckler for good reason (subject to Mr. Meckler providing written notice within 90 days after he becomes aware of the event or circumstance which he believes constitutes good reason, the Company’s failure to cure within 30 days after such notice, and Mr. Meckler’s resignation within 30 days of the expiration of such cure period), (iv) termination by Mr. Meckler without good reason, subject to 30 days’ written notice, (v) Mr. Meckler’s death, or (vi) termination by reason of Mr. Meckler’s disability.

In the event that Mr. Meckler’s employment terminates by reason of his death or disability, and Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

Upon termination of Mr. Meckler’s employment by the Company without cause or Mr. Meckler’s resignation for good reason, Mr. Meckler will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

If Mr. Meckler’s employment is terminated by the Company without cause or by Mr. Meckler for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Meckler will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for eighteen months the current year bonus at the target level, which shall be paid within 30 days of termination, (iii) the current year bonus at the target level, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Meckler’s termination of employment.

Mr. Meckler’s employment agreement also includes provisions regarding confidentiality, the assignment of intellectual property to the Company, participation in the Company’s medical and similar insurance plans and reimbursement of expenses.

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Newman Employment Agreement

Michael Newman, Ph.D., entered into an employment agreement with the Company (the “Newman Employment Agreement”) to serve as Chief Science Officer of the Company following completion of the Merger. The Newman Employment Agreement provides for an annual base salary of $425,000, subject to review for an upward adjustment on at least an annual basis. Dr. Newman is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s board of directors on an annual basis.

On August 4, 2021, the Company granted to Dr. Newman options to purchase 290,000 shares of the Company’s common stock under the 2021 Plan. The foregoing options have an exercise price of $8.87 per share, have a 10-year term and, subject to Dr. Newman’s continued employment with the Company on the vesting date, one-third vest in 12 months from the grant date and the remaining options vest in equal amounts quarterly over the following 24 months.

Dr. Newman’s employment under the Newman Employment Agreement is on an at-will basis and both the Company and Dr. Newman have the right to terminate the agreement and his employment at any time, subject to certain notice requirements described therein. The Newman Employment Agreement may terminate upon the earliest to occur of (i) termination by the Company without cause, subject to 30 days’ written notice, (ii) immediate termination by the Company for cause (in some cases subject to a reasonable cure period, if susceptible to cure), (iii) termination by Dr. Newman for good reason (subject to Dr. Newman providing written notice within 90 days after he becomes aware of the event or circumstance which he believes constitutes good reason, the Company’s failure to cure within 30 days after such notice, and Dr. Newman’s resignation within 30 days of the expiration of such cure period), (iv) termination by Dr. Newman without good reason, subject to 30 days’ written notice, (v) Dr. Newman’s death, or (vi) termination by reason of Dr. Newman’s disability.

In the event that Dr. Newman’s employment terminates by reason of his death or disability, and Dr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Dr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Dr. Newman was employed relative to the total number of days in the bonus earning period.

Upon termination of Dr. Newman’s employment by the Company without cause or Dr. Newman’s resignation for good reason, Dr. Newman will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Dr. Newman’s cost of continued health insurance coverage for twelve months. In addition, if Dr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Dr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Dr. Newman was employed relative to the total number of days in the bonus earning period.

If Dr. Newman’s employment is terminated by the Company without cause or by Dr. Newman for good reason during the one year period immediately following a change in control or six months before a change in control, then Dr. Newman will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Dr. Newman’s cost of continued health insurance coverage for eighteen months the current year bonus at the target level, which shall be paid within 30 days of termination, (iii) the current year bonus at the target level, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Dr. Newman’s termination of employment.

Dr. Newman’s employment agreement also includes provisions regarding confidentiality, the assignment of intellectual property to the Company, participation in the Company’s medical and similar insurance plans and reimbursement of expenses.

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Linscott Employment Agreement

Walt Linscott entered into an employment agreement with the Company (the “Linscott Employment Agreement”), which supersedes and replaces his employment agreement dated October 23, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as Chief Business Officer of the Company following completion of the Merger. The Linscott Employment Agreement provides for an annual base salary of $405,000, subject to review for an upward adjustment on at least an annual basis. Mr. Linscott is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 40% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s board of directors on an annual basis.

On August 4, 2021, the Company granted to Mr. Linscott options to purchase 210,000 shares of the Company’s common stock under the 2021 Plan. The foregoing options have an exercise price of $8.87 per share, have a 10-year term and, subject to Mr. Linscott’s continued employment with the Company on the vesting date, one-third vest in 12 months from the grant date and the remaining options vest in equal amounts quarterly over the following 24 months.

Mr. Linscott’s employment under the Linscott Employment Agreement is on an at-will basis and both the Company and Mr. Linscott have the right to terminate the agreement and his employment at any time, subject to certain notice requirements described therein. The Linscott Employment Agreement may terminate upon the earliest to occur of (i) termination by the Company without cause, subject to 30 days’ written notice, (ii) immediate termination by the Company for cause (in some cases subject to a reasonable cure period, if susceptible to cure), (iii) termination by Mr. Linscott for good reason (subject to Mr. Linscott providing written notice within 90 days after he becomes aware of the event or circumstance which he believes constitutes good reason, the Company’s failure to cure within 30 days after such notice, and Mr. Linscott’s resignation within 30 days of the expiration of such cure period), (iv) termination by Mr. Linscott without good reason, subject to 30 days’ written notice, (v) Mr. Linscott’s death, or (vi) termination by reason of Mr. Linscott’s disability.

In the event that Mr. Linscott’s employment terminates by reason of his death or disability, and Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

Upon termination of Mr. Linscott’s employment by the Company without cause or Mr. Linscott’s resignation for good reason, Mr. Linscott will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

If Mr. Linscott’s employment is terminated by the Company without cause or by Mr. Linscott for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Linscott will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for eighteen months the current year bonus at the target level, which shall be paid within 30 days of termination, (iii) the current year bonus at the target level, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Linscott’s termination of employment.

Mr. Linscott’s employment agreement also includes provisions regarding confidentiality, the assignment of intellectual property to the Company, participation in the Company’s medical and similar insurance plans and reimbursement of expenses.

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Sassi Consulting Agreement

Nir Sassi entered into a consulting agreement with the Company (the “Sassi Consulting Agreement”) to serve as Chief Financial Officer of the Company following completion of the Merger. The Sassi Consulting Agreement provides for a monthly payment of $31,500, eligibility for an annual bonus of up to 30% of the total annual monthly payment provided he has provided services in 2021 for at least three months, and a grant of options described further below. The Sassi Consulting Agreement may be terminated by either party upon 30 days’ prior written notice.

On August 4, 2021, the Company granted to Mr. Sassi options to purchase 35,000 shares of the Company’s common stock under the 2021 Plan. The foregoing options have an exercise price of $8.87 per share, have a 5-year term and vest over a period of 12 months in four equal quarterly installments and shall accelerate upon termination of the Sassi Consulting Agreement.

Upon termination of Mr. Sassi’s relationship by the Company without cause or Mr. Sassi’s resignation for good reason, Mr. Sassi will be entitled to severance pay of $378,000, 50% of which shall be paid upon termination, 25% of which shall be paid within three months of termination and 25% of which shall be paid within six months of termination. Mr. Sassi will be covered by the Company’s D&O insurance policy.

The foregoing summaries of the Newman Employment Agreement, the Meckler Employment Agreement, the Linscott Employment Agreement and the Sassi Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the Newman Employment Agreement, the Meckler Employment Agreement, the Linscott Employment Agreement and the Sassi Consulting Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Indemnification Agreement

Following the closing of the Merger, the Company’s board of directors (the “Board”) approved a customary form of indemnification agreement to be entered into with each of its directors and executive officers. A copy of the Company’s form indemnification agreement is attached as Exhibit 10.5 hereto and is incorporated herein by reference.

Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan

As previously disclosed, on June 21, 2021, at a special meeting of Intec Israel’s shareholders Intec Israel shareholders approved the 2021 Plan to be effective upon completion of the Merger. The 2021 Plan provides for the issuance of up to 1,864,963 shares of the Company’s common stock (after giving effect to the 1 for 4 reverse share split of Intec Israel’s ordinary shares that was effected on July 26, 2021), with an annual increase beginning on January 1, 2022 and ending on and including January 1, 2024, equal to the lesser of (A) 3% of the aggregate number of shares of the Company’s shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by the Company’s board of directors.

The terms and conditions of the 2021 Plan are described in the section entitled “Proposal No. 5 – The Option Plan Proposal: Approval of the Intec Parent, Inc. 2021 Stock Incentive Plan” in the Registration. Statement and are incorporated herein by reference. The Company’s directors and executive officers are eligible to participate in the 2021 Plan. The complete text of the 2021 Plan is attached hereto as Exhibit 10.6 and incorporated herein by reference.

In addition, on August 4, 2021, the Board approved an amendment to the name of the 2021 Plan to “Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan” and made certain amendments to the definition of Merger/Sale of the Plan to conform to the employment agreements described above. A copy of the amendment to the 2021 Plan is attached hereto as Exhibit 10.7 and incorporated herein by reference.

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Director Compensation Policy

Following the closing of the Merger, the Company adopted a director compensation policy. Pursuant to the policy, the annual retainer for non-employee directors is $50,000 and the annual retainer for the chair of the board of directors is $100,000. Annual retainers for committee membership are as follows:

Audit committee chairperson	$15,000
Audit committee member	$7,500
Compensation committee chairperson	$10,000
Compensation committee member	$6,000
Nominating committee chairperson	$8,000
Nominating committee member	$5,000

These fees are payable in advance in four equal quarterly installments on the first day of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the Company’s board of directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses authorized by the board of directors or a committee that are incurred in connection with attending conferences or meetings with management in accordance with a travel policy, as may be in effect from time to time.

In addition, each non-employee director (other than the Board chair) shall be granted initial stock options for such number of shares of common stock of the Company equal to a Black-Scholes value of $165,000 on the grant date, as determined by the Company’s Compensation Committee, and on the date of each board meeting coincident with or immediately following the annual meeting, beginning with the annual meeting of stockholders for 2022, a grant of stock options for such number of shares of common stock of the Company equal to a Black-Scholes value of $75,000 on the grant date, as determined by the Company’s Compensation Committee. The stock options shall vest in full on the first anniversary of the grant date, subject to continued service on the board and the options shall also vest in full immediately upon a change of control.

In addition, Dr. Roger Pomerantz as the Board chair, shall also be granted initial stock options with a grant date value of $600,000 based on the Black-Scholes value as determined by the Company’s Compensation Committee and stock options with a grant date value of $600,000 based on the Black-Scholes value as determined by the Company’s Compensation Committee on the date of each board meeting coincident with or immediately following the annual meeting of stockholders for both calendar year 2022 and 2023, provided he is then serving as Board chair. These options shall vest one-third on the first, second and third anniversary of the grant date provided Dr. Pomerantz is then serving as Board chair.

Item 7.01	Regulation FD Disclosure.

On August 3, 2021, the Company issued a press release announcing the completion of the Private Placement and Merger. The full text of the press release is attached hereto as Exhibit 99.1.

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Item 8.01	Other Events.

As previously disclosed, on July 23, 2021, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with a certain institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell and issue, in a private placement (the “Private Placement”) a pre-funded warrant to purchase up to 2,727,273 shares of the Company’s common stock (the “Pre-funded Warrant”) and a warrant to purchase up to 2,727,273 of the Company’s common stock (the “Warrant”) at a purchase price of $10.99 per Pre-funded Warrant and associated Warrant, for aggregate gross proceeds to Intec Parent of approximately $29.9 million (or approximately $30.0 million assuming the full exercise of the Pre-funded Warrant), before deducting the placement agent’s fees and other estimated offering expenses payable by the Company. On August 3, 2021, the Private Placement closed.

Investors and others should note that the Company may announce material information about its finances, product candidates, clinical trials and other matters to its investors using its investor relations website (www.indaptusrx.com) in addition to SEC filings, press releases, public conference calls and webcasts. The Company uses these channels to communicate with the Company’s shareholders and the public about the Company and other issues. It is possible that the information the Company posts on these channels could be deemed to be material information. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it posts on the Company’s investor relations website (referenced above) in addition to following its press releases, SEC filings, public conference calls, and webcasts.

Item 9.01	Financial Statement and Exhibits.

(a) Exhibits.

Exhibit No.	Description

10.1#	Employment Agreement between Jeffrey Meckler and Indaptus Therapeutics, Inc., effective as of August 4, 2021
10.2#	Employment Agreement between Michael J. Newman, Ph.D. and Indaptus Therapeutics, Inc., effective as of August 4, 2021
10.3#	Employment Agreement between Walt Linscott and Indaptus Therapeutics, Inc., effective as of August 4, 2021
10.4#	Services Agreement between Nir Sassi and Indaptus Therapeutics, Inc., dated August 5, 2021
10.5#	Form of Indemnification Agreement
10.6#

Intec Parent, Inc. 2021 Incentive Plan, now named the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan (incorporated herein by reference to Annex E of the Company’s Form S-4 Amendment No. 1 filed with the SEC on May 12, 2021).

10.7#	First Amendment to the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan
99.1	Press Release of Indaptus Therapeutics, Inc., dated August 3, 2021.

#	Indicates a management contract or any compensatory plan, contract or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2021

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Nir Sassi
Chief Financial Officer

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